UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2008

CHINA HEALTH CARE CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

333-127016
(Commission File Number)

98-0463119
(IRS Employer Identification No.)

Room 904, Tung Wai Commercial Building, 109 – 111 Gloucester Road, Wan Chai, Hong Kong
(Address of principal executive offices and Zip Code)

(852) 2511-8008
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01. Regulation FD Disclosure

On September 3, 2008 we announced that we entered into a letter of intent to acquire a majority controlling ownership of a general hospital along with a special obstetric license in Beijing. The acquisition, which is expected to be completed before year-end 2008, is subject to due diligence and other closing conditions.

Item 9.01. Exhibits

99.1	News Release dated September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTH CARE CORPORATION

/s/ Henry J. Macfarland
Henry J. Macfarland
Chief Executive Officer

Dated: September 3, 2008